                               BIOTHERAPIES, INC
                                 BALANCE SHEET
                               SEPTEMBER 30, 1999
                                  (Unaudited)

                                     ASSETS

CURRENT ASSETS

       Cash                                                     $  189,724
       Other current assets                                          9,597
                                                         ------------------
              Total current assets                                 199,321

       Property, Plant and Equipment
                                                                   148,439
OTHER ASSETS
       Deposits                                                      5,410
       Intangible assets - Net                                      67,952
       Investment in joint venture                                  44,860
                                                         ------------------
              Total other assets                                   118,222
                                                         ------------------
              Total assets                                      $  465,982
                                                         ==================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts payable                                         $  175,871
       Accrued liabilities                                          23,195
       Related party note payable                                  102,917
       Current portion of capital lease obligation                  15,840
                                                         ------------------
              Total current liabilities                            317,823

LONG-TERM LIABILITIES
       Capital lease obligation - Net of current portion            35,489
       Licensing agreement payable                                  25,270
                                                         ------------------
             Total long-term liabilities                            60,759

STOCKHOLDER'S EQUITY
       Class A common stock - Voting, no par value:
         Authorized - 1,430,000 shares
         Issued and outstanding  881,810 shares                  1,760,398
       Series A preferred stock - Voting, no par value:
         Authorized - 10,000 shares
         Issued and outstanding 10,000 shares                       26,552
       Paid in capital - Stock options                             187,126
       Deficit accumulated during development stage            (1,886,676)
                                                         ------------------
              Total stockholders' equity                            87,400
                                                         ------------------
              Total liabilities and stockholders' equity        $  465,982
                                                         ==================

                               BIOTHERAPIES, INC.
                            STATEMENT OF OPERATIONS
                  NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

Revenue
         Research revenue                         $ 1,250,000
         Equity in earnings of joint ventures          44,860
         Management fee                                50,000
         Other income                                   6,418
                                             -----------------
               Total revenue                        1,351,278

Research and Development Expenses                   1,267,216

Selling and Administrative Expenses                   316,804

Provision for Income Taxes                                  -
                                             -----------------
Net Loss                                          $ (232,742)
                                             =================

                               BIOTHERAPIES, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
                                  (Unaudited)

                                                             Series A
                                Class A Common Stock      Preferred Stock                               Deficit
                                --------------------    -----------------     Paid In      Deferred   Accumulated
                                Number                  Number               Capital-   Advisory and    During         Total
                                  of                      of                   Stock        Legal      Development  Stockholders'
                                Shares      Amount      Shares      Amount   Options       Expenses      Stage        Deficit
                                --------------------    ------------------  -----------------------------------------------------

Balance December 31, 1998       888,810    1,711,950        -          -      187,126          -       (1,653,934)      245,142

Issued 3,000 common shares
  at $25.00 per share             3,000       75,000        -          -            -          -             -           75,000

Recapitilization                (10,000)     (26,552)   10,000     26,552            -         -             -              -

Net loss for the nine months
  ended September 30, 1999                                                                               (232,742)     (232,742)
                                --------------------    ------------------  -----------------------------------------------------
Balance September 30, 1999      881,810   $1,760,398    10,000   $ 26,552   $ 187,126     $    -       (1,886,676)    $  87,400
                                --------------------    ------------------  -----------------------------------------------------
                                --------------------    ------------------  -----------------------------------------------------

                               BIOTHERAPIES, INC.
                            STATEMENT OF CASH FLOWS
                        PERIOD ENDED SEPTEMBER 30, 1999
                                  (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

     Net loss                                                $(232,742)
     Adjustments to reconcile net loss to net
       cash from operating activities:
           Equity in earnings of joint ventures                (44,860)
           Depreciation                                         56,194
           Amortization                                          3,100
           Increase in deposits                                   (549)
           Increase in liabilities:
            Accounts payable                                    86,974
            Accrued liabilities                                 20,274
                                                              --------
                     Net cash used in operating activities    (111,609)

CASH FLOWS FROM INVESTING ACTIVITIES - PURCHASE OF EQUIPMENT   (34,378)

CASH FLOWS FROM FINANCING ACTIVITIES

             Proceeds from issuance of stock                    75,000
             Payments on capital leases                        (14,525)
             Proceeds from issuance of stockholder
               note payable                                    102,917
             Payments on licensing agreement                   (19,446)
                                                              --------
                     Net cash provided by financing
                       activities                              143,946

NET DECREASE IN CASH                                           (2,041)

CASH - BEGINNING OF PERIOD                                     191,765
                                                              --------
CASH - END OF PERIOD                                         $ 189,724
                                                              --------
                                                              --------

                               BIOTHERAPIES, INC
                                 BALANCE SHEET
                               SEPTEMBER 30, 2000
                                  (Unaudited)


                                     ASSETS

CURRENT ASSETS

       Cash                                                     $  180,182
       Other current assets                                         12,783
                                                                ----------
           Total current assets                                    192,965

       Property, Plant and Equipment                               200,026

OTHER ASSETS
       Deposits                                                      5,610
       Intangible assets - Net                                      63,818
       Investment in joint venture                                  24,212
                                                                ----------
            Total other assets                                      93,640
                                                                ----------
            Total assets                                        $  486,631
                                                                ----------
                                                                ----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts payable                                         $   70,400
       Current portion of capital lease obligation                  22,038
                                                                ----------
           Total current liabilities                                92,438

LONG-TERM LIABILITIES
       Capital lease obligation - Net of current portion            38,546
       Licensing agreement payable                                  24,358
                                                                ----------
           Total long-term liabilities                              62,904

STOCKHOLDER'S EQUITY
       Class A common stock - Voting, no par value:
          Authorized - 1,430,000 shares
          Issued and outstanding - 972,850 shares                4,056,398
       Series A preferred stock - Voting, no par value:
          Authorized - 10,000 shares
          Issued and outstanding - 10,000 shares                    26,552
       Paid in capital - Stock options                             879,984
       Deferred advisory board expense                             (65,104)
       Deficit accumulated during development stage             (4,566,541)
                                                                ----------
           Total stockholders' equity                              331,289
                                                                ----------
           Total liabilities and stockholders' equity           $  486,631
                                                                ----------
                                                                ----------

                               BIOTHERAPIES, INC.
                            STATEMENT OF OPERATIONS
                   NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2000
                                  (Unaudited)


REVENUE - OTHER INCOME                                $   3,861

RESEARCH AND DEVELOPMENT EXPENSES                   (1,120,919)

SELLING AND ADMINISTRATIVE EXPENSES                   (950,857)

EQUITY IN LOSSES OF JOINT VENTURES                     (35,601)

PROVISION FOR INCOME TAXES                                   -
                                                   -----------
NET LOSS                                           $(2,103,516)
                                                   -----------
                                                   -----------

                               BIOTHERAPIES, INC.
                 STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
                                  (Unaudited)

                                                             Series A
                                Class A Common Stock      Preferred Stock                               Deficit
                                --------------------    -----------------     Paid In      Deferred   Accumulated
                                Number                  Number               Capital-   Advisory and    During         Total
                                  of                      of                   Stock        Legal      Development  Stockholders'
                                Shares      Amount      Shares      Amount   Options       Expenses      Stage        Deficit
                                --------------------    ------------------  -----------------------------------------------------
Balance December 31, 1999      907,810    2,410,398    10,000     26,552      249,501     (58,477)  (2,463,025)        164,949

Issued 65,040 common shares
  at $25.00 per share           65,040    1,646,000         -          -            -            -            -      1,646,000

Issuance of stock options
  in lieu of payment                                                           16,193                                   16,193

Recognition of advisory
  board expense                                                                            68,223                       68,223

3,000 common share options
  granted under the
  nonqualified stock
  option plan                                                                  74,850     (74,850)                      -

22,384 common share options
  granted under the
  nonqualified stock
  option plan                                                                 539,440                                  539,440

Net loss for the nine months
  ended September 30, 2000                                                                          (2,103,516)     (2,103,516)
                               -------    ----------    ------    -------     --------    --------  -----------      ----------
Balance September 30, 2000     972,850    $4,056,398    10,000    $26,552     $879,984    $(65,014) $(4,566,541)     $  331,289
                               -------    ----------    ------    -------     --------    --------  -----------      ----------
                               -------    ----------    ------    -------     --------    --------  -----------      ----------

                               BIOTHERAPIES, INC.
                            STATEMENT OF CASH FLOWS
                        PERIOD ENDED SEPTEMBER 30, 2000
                                  (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

     Net loss                                               $(2,103,516)
     Adjustments to reconcile net loss to net cash from
       operating activities:
            Equity in loss of joint ventures                     35,601
            Employee and non-employee stock option expense      607,663
            Stock compensation                                   20,000
            Depreciation                                         53,768
            Amortization                                          3,101

            Increase in deposits and other
              current assets                                     (3,388)
            Decrease in accounts payable                        (75,376)
                                                             ----------
                   Net cash used in operating activities     (1,462,147)

CASH FLOWS FROM INVESTING ACTIVITIES - PURCHASE OF EQUIPMENT    (32,967)

CASH FLOWS FROM FINANCING ACTIVITIES

     Proceeds from issuance of stock                          1,646,000
     Payments on capital leases                                 (13,124)
                                                             ----------
                   Net cash provided by financing activities  1,632,876

NET DECREASE IN CASH                                            137,762
CASH - BEGINNING OF PERIOD                                       42,420
                                                             ----------
CASH - END OF PERIOD                                         $  180,182
                                                             ----------
                                                             ----------